UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 22, 2011

Manas Petroleum Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-107002	91-1918324
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Bahnhofstrasse 9, 6341 Baar, Switzerland
(Address of principal executive offices)  (Zip Code)

+41 (44) 718 10 30
(Registrant’s telephone number, including area code)

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information provided under Item 1.01 is responsive to the information required by this Item 5.02 and is hereby incorporated by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2011 our board of directors approved the issuance of an aggregate total of 9,100,000 stock options to four directors, two officers and one employee, none of whom is a U.S. Person exercisable at US $0.215 per share for a period of 10 years.  The options are also subject to vesting provisions.  We will enter into stock option agreements with each optionee to be dated effective September 22, 2011.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 22, 2011, we held our annual and special meeting of stockholders pursuant to a Notice of Meeting mailed August 3, 2011, which included a copy of our Proxy Statement/Prospectus that we filed on EDGAR on March 23, 2011.

A total of 170,467,292  shares of our company’s common stock were entitled to vote at the meeting.  Of that total, 75,821,050 shares, or 44%, were present at the meeting either in person or by proxy.  The following tabulations shows the number of votes cast by our shareholders for and against, as well as those that abstained or were withheld, as to each of these resolutions.

At the meeting our shareholders were asked to approve the following items:

Proposal 1.  Election of Directors:
Name	Votes For	Votes Against	Abstain or Withheld	Broker Non Votes	Percent of total shares present in person or represented by proxy and entitled to vote
Heinz J. Scholz	54,978,321	2,126,008	228,578	18,488,143	32.3%
Michael J. Velletta	55,144,921	1,951,058	236,928	18,488,143	32.3%
Dr. Richard Schenz	54,948,822	2,154,157	229,928	18,488,143	32.2%
Dr. Werner Ladwein	53,070,672	4,032,307	229,928	18,488,143	31.1%

Proposal 2.  To ratify the appointment of BDO AG as our independent registered public accounting firm

Votes For	Votes Against	Abstain or Withheld	Broker Non Votes	Percent of total shares present in person or represented by proxy and entitled to vote
73,977,764	807,788	1,035,498	Nil	43.4%

Proposal 3 To approve the 2011 Stock Option Plan
Votes For	Votes Against	Abstain or Withheld	Broker Non Votes	Percent of total shares present in person or represented by proxy and entitled to vote
48,563,676	8,271,781	497,450	18,488,143	28.5%

Proposal 4. To approve the issuance of 2,000,000 shares of our common stock to Dr. Werner Ladwein
Votes For	Votes Against	Abstain or Withheld	Broker Non Votes	Percent of total shares present in person or represented by proxy and entitled to vote
61,294,957	13,813,766	712,327	Nil	36.0%

Proposal 5. To approve of an amendment of our articles of incorporation to increase the number of authorized shares of our common stock from 300,000,000 to 500,000,000
Votes For	Votes Against	Abstain or Withheld	Broker Non Votes	Percent of total shares present in person or represented by proxy and entitled to vote
48,976,130	8,177,709	179,068	18,488,143	28.7%

We did not have 51% of the issued and outstanding number of shares in attendance therefore this final proposal was not adopted

Item 9.01	Financial Statements and Exhibits.
10.1	Form of stock option agreement
99.1	News release dated September 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAS PETROLEUM CORPORATION

By:

/s/ Ari Muljana
Ari Muljana
Chief Financial Officer
Date:  September 23, 2011